MERIDIAN FUND, INC.®

(the “Company”)

Meridian Growth Fund®

(the “Fund”)

Supplement dated April 24, 2012

to the Prospectus dated November 1, 2011, as supplemented

This supplement updates certain information contained in the above-dated Prospectus for the Company regarding the Fund.

Larry Cordisco has re-joined the investment management team at Aster Investment Management Co., Inc., the investment adviser of the Fund (the “Investment Adviser”). Mr. Cordisco will serve as a co-portfolio manager of the Fund, along with William Tao and James England, each of whom currently serves as a co-portfolio manager of the Fund.

Accordingly, the Prospectus for the Fund is supplemented as follows:

1.	In the section entitled “FUND SUMMARY—Meridian Growth Fund®— Portfolio Management Team”, the following is inserted as the first paragraph:

Larry Cordisco, Portfolio Manager of the Investment Adviser, serves as a Co-Portfolio Manager of the Fund. Mr. Cordisco, who joined the Investment Adviser in 2012, has served as a Co-Portfolio Manager of the Fund since April 23, 2012.

2.	In the section entitled “ORGANIZATION AND MANAGEMENT – Portfolio Manager”, the following is inserted:

Larry Cordisco

Co-Portfolio Manager of Meridian Growth Fund®

Portfolio Manager of the Investment Adviser. Associated with the Investment Adviser as an investment management professional since 2012. Mr. Cordisco previously served as an analyst with the Investment Adviser from 2003 to 2011 and, before joining the Investment Adviser in 2003, was an associate analyst in investment research at Bank of America Securities.

3.	In the section entitled “ORGANIZATION AND MANAGEMENT – Portfolio Manager”, the last paragraph is deleted in its entirety and replaced with the following:

The Statement of Additional Information provides additional information about Larry Cordisco, James England, James O’Connor and William Tao, including their compensation structure, other accounts they manage and their ownership of securities in the Funds.

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MERIDIAN FUND, INC.®

(the “Company”)

Meridian Growth Fund®

(the “Fund”)

Supplement dated April 24, 2012

to the Statement of Additional Information (“SAI”) dated November 1, 2011, as supplemented

This supplement updates certain information contained in the above-dated SAI for the Company regarding the Fund.

Larry Cordisco has re-joined the investment management team at Aster Investment Management Co., Inc., the investment adviser of the Fund (the “Investment Adviser”). Mr. Cordisco will serve as a co-portfolio manager of the Fund, along with William Tao and James England, each of whom currently serves as a co-portfolio manager of the Fund.

Accordingly, the SAI for the Fund is supplemented as follows:

1.	In the section entitled “INVESTMENT MANAGEMENT—PORTFOLIO MANAGEMENT”, the second sentence of the first paragraph is deleted in its entirety and replaced with the following:

Mr. William Tao, CFA, Mr. James England, CFA, and Mr. Larry Cordisco serve as Co-Portfolio Managers of the Meridian Growth Fund® and have responsibility for the day-to-day management of the Fund.

2.	In the section entitled “INVESTMENT MANAGEMENT—PORTFOLIO MANAGEMENT”, insert the following as the first row of the table:

Larry Cordisco* Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

* As of April 20, 2012.

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